Exhibit 99.2

TENDER AND SUPPORT AGREEMENT

THIS TENDER AND SUPPORT AGREEMENT (this “Agreement”) is entered into as of [•], 2021, by and among Horizon Therapeutics USA, Inc., a Delaware corporation (“Parent”), Teiripic Merger Sub, Inc., a Delaware corporation and a direct wholly-owned subsidiary of Parent (“Purchaser”), and [                    ] (“Stockholder”).

RECITALS

A. Stockholder is a holder of record and the “beneficial owner” (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) of certain shares of common stock of Viela Bio, Inc., a Delaware corporation (the “Company”).

B. Parent, Purchaser and the Company are entering into an Agreement and Plan of Merger of even date herewith (the “Merger Agreement”) which provides, among other things, for Purchaser to commence a cash tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.001 per share, of the Company (the “Company Shares”) and following the consummation of the Offer, the merger of Purchaser with and into the Company, with the Company continuing as the surviving corporation and as an indirect wholly owned subsidiary of Parent (the “Merger”), upon the terms and subject to the conditions set forth in the Merger Agreement.

C. As a condition to the willingness of Parent and Purchaser to enter into the Merger Agreement and as an inducement in consideration therefor, Stockholder has agreed to enter into this Agreement and tender and vote Stockholder’s Subject Securities (as defined below) as described herein and certain other stockholders of the Company (the “Supporting Stockholders”) are also entering into tender and support agreements with the Parent and Purchaser (the “Other Tender and Support Agreements”).

AGREEMENT

The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

For purposes of this Agreement:

(a) Capitalized terms used herein that are not defined shall have the respective meanings assigned to those terms in the Merger Agreement.

(b) “Contract” means any note, bond, mortgage, indenture, lease, license, permit, contract, commitment, arrangement, understanding, agreement or other instrument or obligations of any kind, including, any voting agreement, proxy arrangement, pledge agreement, stockholder agreement or voting trust, to which Stockholder is a party or by which the Subject Securities are bound.

(c) “Covered Company Common Stock” means the total number of Company Shares outstanding as of the record date (as determined pursuant to the Merger Agreement) multiplied by 0.45.

(d) “Expiration Date” means the earliest to occur, without any notice or other action by any Person, of (a) the valid termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry without the prior written consent of Stockholder into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement, in each case, that results in a decrease in, or a change in the form of, the Offer Price, (d) the termination or withdrawal of the Offer by Parent or Purchaser, or (e) the expiration of the Offer without Purchaser having accepted for payment the Company Shares tendered in the Offer.

(e) “Lien” means any lien, pledge, hypothecation, security interest, option, right of first refusal, proxy, voting trust or agreement, or other similar encumbrance on the Subject Securities (other than (i) as created by this Agreement, or (ii) restrictions on transfer under the Securities Act of 1933, as amended).

(f) Stockholder is deemed to “Own” or to have acquired “Ownership” of a security if Stockholder: (i) is the record owner of such security; or (ii) is the “beneficial owner” (within the meaning of Rule 13d-3 under the Exchange Act) of such security.

(g) “Pro Rata Share” shall mean the quotient of (A) the number of Subject Securities, divided by (B) the sum of (1) the number of Subject Securities, plus (2) the number of Subject Securities (as such term is defined in each of the Other Tender and Support Agreements) held by all of the Supporting Stockholders, in the aggregate.

(h) “Subject Securities” mean: (i) all Company Shares Owned by Stockholder as of the date of this Agreement and (ii) all additional Company Shares of which Stockholder acquires Ownership during the Support Period.

(i) “Support Period” means the period commencing on (and including) the date of this Agreement and ending on (and including) the Expiration Date.

(j) A Person is deemed to have effected a “Transfer” of a security if such Person directly or indirectly: (i) sells, pledges, gifts, hedges, encumbers, grants a Lien on or an option with respect to, enters into any derivative arrangement with respect thereto, transfers or disposes of such security or any interest in such security or right therein to any Person other than Parent or Purchaser; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, gift, hedge, encumbrance or Lien of, grant of an option with respect to, a derivative arrangement, transfer of or disposition of such security or any interest or right therein to any Person other than Parent or Purchaser; or (iii) reduces such Person’s beneficial ownership of or interest in or risk relating to such security or enters into a derivative arrangement with respect to such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

2.1 Restriction on Transfer of Subject Securities. Subject to Section 2.3 below, during the Support Period, Stockholder shall not cause or permit any Transfer of any of the Subject Securities to be effected. Without limiting the generality of the foregoing, during the Support Period, Stockholder shall not tender, agree to tender or permit to be tendered any of the Subject Securities in response to or otherwise in connection with any tender or exchange offer other than the Offer.

2.2 Restriction on Transfer of Voting Rights. During the Support Period, Stockholder shall ensure that: (a) none of the Subject Securities is deposited or otherwise transferred into a voting trust; (b) no proxy, power-of-attorney, consent right or other authorization is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities other than as set forth in this Agreement; and (c) no action is taken or permitted that would in any material way restrict, limit or interfere with the performance of Stockholder’s obligations hereunder or otherwise make any representation or warranty of Stockholder herein untrue or incorrect in any material respect.

2.3 Permitted Transfers. Section 2.1 above shall not prohibit or otherwise restrict a Transfer of Subject Securities by Stockholder: (a) if Stockholder is an individual (i) to any member of Stockholder’s immediate family, or to a trust for the benefit of Stockholder or any member of Stockholder’s immediate family, or otherwise for estate planning purposes, or (ii) by will or under the laws of intestacy upon the death of Stockholder; (b) if Stockholder is a limited partnership or limited liability company, to a partner, member or equity holder of Stockholder; (c) if Stockholder is a corporation, to an affiliate that controls, is controlled by or is under common control with Stockholder; or (d) by operation of law or to a charitable organization qualified under Section 501(c)(3) of the Code; provided, however, that a Transfer referred to in clauses “(a)” through “(d)” of this sentence shall be permitted only if (A) all of the representations and warranties in Section 6 of this Agreement with respect to Stockholder would be true and correct in all material respects upon such Transfer, subject to necessary adjustment as a result of such Transfer, (B) as a precondition to such Transfer, the transferee agrees in a written document, reasonably satisfactory in form and substance to Parent, to be bound by all of the terms of this Agreement, and (C) such transfer occurs no later than three (3) Business Days prior to the Expiration Date.

SECTION 3. TENDER OF SUBJECT SECURITIES

3.1 Tender of Subject Securities.

(a) Until the Expiration Date, Stockholder hereby agrees, subject to Section 3.3, to tender the Subject Securities (collectively, the “Tender Shares”) free and clear of all Liens, or cause such Stockholder’s Tender Shares to be tendered, into the Offer no later than the tenth (10th) Business Day following the commencement of the Offer. If Stockholder acquires Tender Shares after the date hereof and during the Support Period, Stockholder shall tender or cause to be tendered such Tender Shares on or before the earlier of (a) five (5) Business Days after such acquisition, and (b) one (1) Business Day prior to the Expiration Date. Until the Expiration Date, once any of Stockholder’s Tender Shares are tendered in accordance with the terms hereof,

Stockholder will not withdraw the Tender Shares, or cause the Tender Shares to be withdrawn, from the Offer at any time. Stockholder shall notify Parent as promptly as reasonably practicable in writing of the number of any additional shares of Company Shares of which such Stockholder acquires beneficial or record ownership on or after the date hereof.

(b) Notwithstanding Section 3.1(a) and Section 4.1, if at any time following the date hereof and until the Expiration Date there occurs a Company Adverse Change Recommendation pursuant to Section 6.1(b) of the Merger Agreement (a “Change of Recommendation Event”), then the obligations of the Stockholder under Section 3.1(a) and Section 4.1, shall be limited to the number of Subject Securities, rounded down to the nearest whole share, equal to the product of (a) such Stockholder’s Pro Rata Share multiplied by (b) the Covered Company Common Stock; provided that all other obligations and restrictions contained in this Agreement shall continue to apply to all of the Subject Securities.

3.2 Return of Subject Securities. If (a) the Offer is terminated or withdrawn by Parent or Purchaser, or (b) the Expiration Date occurs prior to the purchase of the Subject Securities in the Offer, Parent and Purchaser shall promptly return, or cause any depository acting on behalf of Parent and Purchaser to return, all Subject Securities tendered by Stockholder in the Offer to Stockholder.

3.3 No Requirement to Exercise. Notwithstanding anything in this Agreement to the contrary, nothing herein shall require Stockholder to exercise any equity award or warrant or require any Stockholder to purchase any Company Shares, and nothing herein shall prohibit any Stockholder from exercising any equity award or warrant held by such Stockholder.

SECTION 4. VOTING OF COMPANY SHARES

4.1 Voting Covenant. During the Support Period, Stockholder hereby irrevocably and unconditionally agrees that, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, such Stockholder shall, in each case to the fullest extent that such Stockholder’s Subject Securities are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Securities to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or deliver (or cause to be delivered) a written consent with respect to, all of its Subject Securities, and unless otherwise directed in writing by Parent:

(a) in favor of (i) the Merger, the execution and delivery by the Company of the Merger Agreement and the adoption and approval of the Merger Agreement and the terms thereof, and (ii) each of the other Transactions;

(b) against any action or agreement that, to the knowledge of such Stockholder, would reasonably be expected to result in any of the conditions set forth in Section 7 or Annex I of the Merger Agreement not being satisfied on or before the End Date; and

(c) against the following actions (other than the Merger and the other Transactions): (i) any Acquisition Proposal (provided, that for the purposes of this clause all references to

“20%” in the definition of Acquisition Transaction shall be deemed to be references to “50% plus one”); (ii) any amendment to the Company’s certificate of incorporation or bylaws; (iii) any material change in the capitalization of the Company or the Company’s corporate structure; (iv) any sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, intellectual property rights) of the Company or any reorganization, recapitalization or liquidation of the Company, (v) any change in a majority of the board of directors of the Company; and (vi) any other action which is, to the knowledge of such Stockholder, intended or would reasonably be expected to impede, interfere with, delay, prevent or adversely affect the Merger or any of the other Transactions or this Agreement.

During the Support Period, Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in a manner inconsistent with clauses “(a)”, “(b)” or “(c)” of this Section 4.1.

4.2 No Other Agreement.

(a) Stockholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to any of the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to any of the Subject Securities that would restrict, limit or interfere with the performance of any of Stockholder’s obligations hereunder.

SECTION 5. WAIVER OF APPRAISAL RIGHTS

5.1 During the term of this Agreement, Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise or assert, on its own behalf or on behalf of any other holder of Company Shares, any rights of appraisal, any dissenters’ rights or any similar rights relating to the Merger that Stockholder may have by virtue of, or with respect to, any Subject Securities Owned by Stockholder.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

Stockholder hereby represents and warrants to each of Parent and Purchaser as follows:

6.1 Authorization, etc. Stockholder has the authority and legal capacity to execute and deliver this Agreement and to perform Stockholder’s obligations hereunder. This Agreement has been duly authorized, executed and delivered by Stockholder and, assuming due authorization, execution and delivery by Parent and Purchaser, constitutes a legal, valid and binding obligation of Stockholder, enforceable against Stockholder in accordance with its terms, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors’ rights or remedies in general as from time to time in effect or (ii) the exercise by courts of equity powers. If Stockholder is a corporation, then Stockholder is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is a general or limited partnership, then Stockholder is a partnership duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized. If Stockholder is married, and any of the Subject Shares of Stockholder constitute community property or otherwise need spousal or other approval for this Agreement to be legal, valid and binding, this Agreement has been duly executed and delivered by Stockholder’s spouse and, assuming due authorization, execution and delivery by Parent and Purchaser, is enforceable against Stockholder’s spouse in accordance with its terms, except as enforcement thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors’ rights or remedies in general as from time to time in effect or (ii) the exercise by courts of equity powers.

6.2 No Conflicts or Consents.

(a) The execution and delivery of this Agreement by Stockholder does not, and the performance of this Agreement by Stockholder will not: (a) assuming the Company’s, Parent’s and Merger Sub’s compliance with all applicable antitrust and competition laws, conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which Stockholder or any of Stockholder’s Subject Securities is or may be bound; (b) if Stockholder is not an individual, violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of Stockholder; or (c) result in or constitute (with or without notice or lapse of time) any material breach of or material default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien on any of the Subject Securities pursuant to, any material Contract to which Stockholder is a party or by which Stockholder or any of Stockholder’s Affiliates or Subject Securities is or may be bound or affected, except, in each case, for any conflict, violation, breach, default or right which would not adversely affect in any material respect the ability of Stockholder to perform its obligations hereunder.

(b) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, require any filing with or notification of, nor any permit, authorization, consent or approval of, any Person, other than as required under the United States Securities Act of 1933, as amended (the “Securities Act”), the Exchange Act, other similar securities laws and the rules and regulations promulgated thereunder or where the failure to make such filings or obtain such permits, authorizations, consents or approvals would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement. Assuming the Company’s, Parent’s and Merger Sub’s compliance with all applicable antitrust and competition laws, no consent or notification of, or registration, declaration or filing with, any Governmental Entity is required to be obtained or made by or with respect to Stockholder in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, other than (m) as required under the Securities Act, the Exchange Act, other similar securities laws and the rules and regulations promulgated thereunder and (n) as would not, individually or in the aggregate, prevent or materially delay the performance by Stockholder of any of its obligations under this Agreement.

6.3 Title to Company Shares. Stockholder (a) owns, free and clear of any Lien (other than (i) Liens that are or may be imposed pursuant to this Agreement, and (ii) Liens that would not adversely affect in any material respect the ability of Stockholder to perform Stockholder’s obligations hereunder), the Subject Securities set forth opposite such

Stockholder’s name on Exhibit A to this Agreement, and (b) except as set forth in Exhibit A hereto, does not hold or have any ownership interest in any other Company Shares or any performance based stock awards, restricted stock, options (including any granted pursuant to any Company Equity Plan) or warrants to acquire Company Shares, or other rights or securities convertible into or exercisable or exchangeable for Company Shares.

6.4 Legal Proceedings. As of the date of this Agreement, there is no Action pending or, to the knowledge of Stockholder, threatened against Stockholder that would reasonably be expected to impair in any material respect the ability of Stockholder to perform Stockholder’s obligations hereunder.

6.5 Voting Power. Stockholder has full voting power with respect to all such Stockholder’s Subject Securities, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all such Stockholder’s Subject Securities. None of such Stockholder’s Subject Securities are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Securities, except as provided hereunder.

6.6 Reliance. Stockholder understands and acknowledges that Parent and Purchaser are entering into the Merger Agreement in reliance upon such Stockholder’s execution, delivery and performance of this Agreement.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF PARENT AND PURCHASER

Each of Parent and Purchaser hereby, jointly and severally, represents and warrants to Stockholder as follows:

7.1 Authorization, etc. Each of Parent and Purchaser has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed and delivered by each of Parent and Purchaser and, assuming due authorization, execution and delivery by Stockholder, constitutes a legal, valid and binding obligation of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws affecting enforcement of creditors’ rights generally, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies. Each of Parent and Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it was organized.

7.2 No Conflicts or Consents. The execution and delivery of this Agreement by Parent and Purchaser does not, and the performance of this Agreement by Parent and Purchaser and their respective Representatives will not: (a) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Parent and Purchaser (or any of such Representatives) or by which Parent or Purchaser (or any of such Representatives) or any of their respective properties is or may be bound; or (b) require any filing with, nor any permit, authorization, consent or approval of, any Person or require any consent of, or registration, declaration or filing with, any Governmental Entity, other than (i) any applicable requirements of the Exchange Act, Nasdaq, and the DGCL, (ii) as required by Antitrust Laws, (iii) as contemplated by the Merger Agreement (including schedules thereto), and (iv) where the failure to obtain such consents or approvals or to make such filings, would not, individually or in the aggregate, prevent or materially delay the performance by Parent or Purchaser of their obligations under this Agreement.

SECTION 8. COVENANTS OF STOCKHOLDER

8.1 Stockholder Information. Stockholder hereby agrees to permit Parent and Purchaser to publish and disclose in the Offer Documents Stockholder’s identity and ownership of the Subject Securities and the nature of Stockholder’s commitments, arrangements and understandings under this Agreement.

8.2 Further Assurances. From time to time and without additional consideration, Stockholder shall (at Parent’s sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, consents and other instruments, and shall (at Parent’s sole expense) use commercially reasonable efforts to take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

8.3 Stop Transfer Order; Legends. Stockholder hereby agrees that it will not request that the Company register the Transfer of any certificate or uncertificated interest representing any of the Subject Securities, unless such Transfer is made in compliance with this Agreement. In furtherance of this Agreement, concurrently herewith, Stockholder shall, and hereby does authorize the Company or its counsel to, notify the Company’s transfer agent that there is a stop transfer order with respect to all of the Subject Securities (and that this Agreement places limits on the voting and transfer of such shares). The parties hereto agree that such stop transfer order shall be removed and shall be of no further force and effect upon the Expiration Date.

8.4 No Solicitation. During the Support Period, subject to the last sentence of this Section 8.4, Stockholder shall not, and shall cause its controlled Affiliates and shall use reasonable best efforts to cause the Representatives of the Stockholder and Representatives of its controlled Affiliates acting on the Stockholder’s behalf not to (and not publicly propose to), directly or indirectly, (a) solicit, initiate, knowingly facilitate or knowingly encourage the submission, making or announcement of any inquiries, indications of interest, proposals or offers that constitute or could reasonably be expected to lead to any Acquisition Proposal, (b) provide any non-public information concerning the Company or Stockholders’ agreements with or interest in the Company, or engage or otherwise participate in any discussions or negotiations with respect to any Acquisition Proposal or any proposal, offer or requests that could reasonably be expected to lead to an Acquisition Proposal, to any Person or group who has made or could reasonably be expected to make any Acquisition Proposal, or for the purpose of soliciting, initiating, knowingly facilitating or knowingly encouraging any Acquisition Proposal or any proposal, offer or requests that could reasonably be expected to lead to an Acquisition Proposal, (c) otherwise cooperate with or assist or participate in, or facilitate, any such inquiries, proposals, offers, discussions or negotiations, (d) enter into any letter of intent, term sheet, acquisition agreement, agreement in principle or similar agreement with respect to any Acquisition Proposal or that could reasonably be expected to lead to an Acquisition Proposal, or (e) resolve, publicly propose or agree to do any of the foregoing. Stockholder shall, and shall cause its controlled Affiliates and shall use reasonable best efforts to cause the Representatives of the Stockholder and its controlled Affiliates acting on the Stockholder’s behalf to, immediately cease and cause to be terminated any solicitation, encouragement, discussion, activities or negotiation with any Person or groups that may be ongoing with respect to any Acquisition Proposal or an inquiries, proposals, offers or requests with respect to or that could reasonably be expected to lead to an Acquisition Proposal. Notwithstanding anything to the contrary provided in this Agreement, Stockholder and its Affiliates shall not be prohibited from (i) engaging in any discussions or negotiations with respect to a possible tender and support, voting or similar agreement in connection with an Acquisition Proposal in the event that the Company is permitted to take the actions set forth in Section 5.4 of the Merger Agreement with respect to such Acquisition Proposal or (ii) in connection with the termination by the Company of the Merger Agreement in accordance with its terms in order to enter into a Specified Agreement, entering into a tender and support, voting or similar agreement with the Person making the Superior Proposal.

8.5 Public Announcement. Stockholder shall not, and shall use reasonable best efforts to cause its Representatives not to, issue any press release or make any public statement with respect to the transactions contemplated by this Agreement or the Merger Agreement without the approval of Parent, except as may be required by the Securities Act, the Exchange Act and other applicable Law; provided, that to the extent feasible, Stockholder shall notify Parent in advance of any public statement or disclosure it intends to make without Parent approval because disclosure is required by applicable Law. Stockholder hereby (i) consents to and authorizes the publication and disclosure by Parent, Purchaser and the Company (including in the Schedule TO, the Schedule 14D-9 or any other publicly filed documents relating to the Merger, the Offer or the Transactions) of: (a) Stockholder’s identity; (b) Stockholder’s ownership of the Subject Securities; and (c) the nature of Stockholder’s commitments, arrangements and understandings under this Agreement, and any other information that Parent, Purchaser or the Company reasonably determines to be necessary in any SEC disclosure document in connection with the Offer, the Merger or the Transactions; and (ii) agrees as promptly as reasonably practicable to give Parent any information described in clause (i) above and notify Parent, Purchaser and the Company of any required corrections with respect to any written information supplied by Stockholder specifically for use in any such disclosure document, if and to the extent Stockholder becomes aware that any such information shall have become false or misleading in any material respect.

8.6 Waiver of Certain Actions. Stockholder hereby agrees not to commence or participate in, and to take all actions necessary to opt out of any class in any class action with respect to, any claim, derivative or otherwise, against Parent, Purchaser or any of their respective successors (a) challenging the validity of, or seeking to enjoin or delay the operation of, any provision of this Agreement or the Merger Agreement (including any claim seeking to enjoin or delay the Expiration Date or the Closing) or (b) alleging a breach of any duty of the Board of Directors of the Company in connection with the Merger Agreement, this Agreement or the transactions contemplated thereby or hereby.

SECTION 9. MISCELLANEOUS

9.1 Adjustments. In the event that, between the date of this Agreement and the Effective Time, (a) the number of issued and outstanding Subject Securities or securities convertible or exchangeable into or exercisable for Subject Securities changes as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer, or other similar transaction, or (b) Stockholder shall become the beneficial owner of any additional Company Shares, then the terms of this Agreement shall apply to the Company Shares held by Stockholder immediately following the effectiveness of the events described in clause (a) or Stockholder becoming the beneficial owner thereof as described in clause (b), as though, in either case, they were Subject Securities hereunder. In the event that Stockholder shall become the beneficial owner of any other securities entitling the holder thereof to vote or give consent with respect to the matters set forth in Section 4 hereof, then the terms of Section 4 hereof shall apply to such other securities as though they were Subject Securities hereunder.

9.2 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements in this Agreement, and all rights and remedies with respect thereto, shall not survive the Expiration Date.

9.3 Expenses. Except as provided in Section 8.2 hereof, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

9.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly delivered and received hereunder (a) one (1) Business Day after being sent for next Business Day delivery, fees prepaid, via a reputable international overnight courier service, (b) upon delivery in the case of delivery by hand, (c) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission (provided, no “bounce back” or similar message of non-delivery is received with respect thereto) or (d) if sent by email transmission after 6:00 p.m. recipient’s local time and no “bounce back” or similar message of non-delivery is received with respect thereto, the Business Day following the date of transmission; provided, that in each case the notice or other communication is sent to the physical address or email address set forth beneath the name of such party below (or to such other physical address or email address as such party shall have specified in a written notice given to the other parties):

if to Stockholder:

at the address set forth on the signature page hereof;

and if to Parent or Purchaser (or following the Effective Time, the Company):

1 Horizon Way

Deerfield, IL 60015

Attn: General Counsel

Email: legal@horizontherapeutics.com

with a copy to (which copy shall not constitute notice):

Cooley LLP

4401 Eastgate Mall

San Diego, CA 92121

Attn: Barbara L. Borden & Rama Padmanabhan

Email: bborden@cooley.com & rama@cooley.com

9.5 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions of this Agreement or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If a final judgment of a court of competent jurisdiction declares that any term or provision of this Agreement is invalid or unenforceable, the parties agree that the court making such determination shall have the power to limit such term or provision, to delete specific words or phrases or to replace such term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be valid and enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term or provision.

9.6 Entire Agreement; Counterparts. This Agreement and any other documents delivered by the parties in connection herewith constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among or between any of the parties, with respect to the subject matter hereof and thereof. This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. The exchange of a fully executed Agreement (in counterparts or otherwise) by PDF shall be sufficient to bind the parties to the terms and conditions of this Agreement.

9.7 Assignment; Binding Effect. No party may assign (by merger, operation of Law or otherwise) either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties; provided, that each of Parent or Purchaser may assign, in its sole discretion, any or all of its rights, interests and obligations under this Agreement to any one or more direct or indirect wholly owned Subsidiaries of Parent without the consent of Stockholder, but no such assignment shall relieve Parent or Purchaser, as applicable, of any of its obligations under this Agreement or enlarge any obligation of the Stockholder hereunder. Any purported assignment in violation of this Agreement will be void ab initio.

9.8 Independence of Obligations. The covenants and obligations of Stockholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Stockholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Stockholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Stockholder.

9.9 Governing Law.

(a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof. Subject to Section 9.9(c), in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby: (i) each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Chancery Court of the State of Delaware and any state appellate court therefrom or, if such court lacks subject matter jurisdiction, the United States District Court sitting in New Castle County in the State of Delaware, (it being agreed that the consents to jurisdiction and venue set forth in this Section 9.9(a) shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties); and (ii) each of the parties irrevocably consents to service of process by first class certified mail, return receipt requested, postage prepaid, to the address at which such Party is to receive notice in accordance with Section 9.4. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable Laws; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(b) The parties agree that irreparable damage for which monetary damages, even if available, would not be an adequate remedy will occur in the event that the parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Subject to the following sentence, the parties acknowledge and agree that (i) the parties shall be entitled to seek an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof in the courts described in Section 9.9(a) without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement, and (ii) the right of specific performance is an integral part of the transactions contemplated hereby and without that right, neither the Company nor Parent would have entered into this Agreement. Each of the parties agrees that it will not oppose the granting of an injunction, specific performance and other equitable relief on the basis that the other parties have an adequate remedy at law or an award of specific performance is not an appropriate remedy for any reason at law or equity. The Parties acknowledge and agree that any party seeking an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 9.9(b) shall not be required to provide any bond or other security in connection with any such order or injunction.

(c) EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMISSIBLE UNDER THE LAW ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING BETWEEN THE PARTIES HERETO ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

9.10 Waiver. No failure on the part of any party hereto to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of such party in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. No party shall be deemed to have waived any claim arising out of this Agreement, or any power, right, privilege or remedy under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of such party; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

9.11 Termination. This Agreement and all rights and obligations of the parties hereunder shall automatically terminate, and no party shall have any rights or obligations hereunder, and this Agreement shall be revoked and become null and void on, and have no further effect as of the Expiration Date. Nothing in this Section 9.11 shall relieve any party from any liability for any Willful Breach of this Agreement occurring prior to the termination of this Agreement and the provisions of this Section 9 (other than Section 9.1) shall survive any termination of this Agreement.

9.12 Directors and Officers. Stockholder signs this Agreement solely in such Stockholder’s capacity as a stockholder of the Company, and not in such Stockholder’s capacity as a director, officer or employee of the Company. Nothing in this Agreement shall be construed to prohibit Stockholder or any of Stockholder’s Representatives who is an officer or member of the board of directors of the Company from taking any action (or failure to act) in his or her capacity as an officer or member of the board of directors of the Company or from taking any action with respect to any Acquisition Proposal solely in their capacity as such an officer or director or in the exercise of his or her fiduciary duties in his or her capacity as director or officer of the Company, or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such director or officer, and no action taken solely in any such capacity as an officer or director of the Company shall be deemed to constitute a breach of this Agreement.

9.13 Construction.

(a) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(b) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.

(c) As used in this Agreement, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.” The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement, unless otherwise stated, shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

(d) Unless otherwise indicated all references in this Agreement to “Sections” and “Exhibits” are intended to refer to Sections of this Agreement and Exhibits to this Agreement, as applicable.

(e) The headings set forth in this Agreement are for convenience of reference purposes only and shall not affect or be deemed to effect in any way the meaning or interpretation of this Agreement or any term or provision hereof.

(f) References to “$” refer to United States dollars unless otherwise noted.

9.14 No Ownership Interest. All rights, ownership and economic benefits of and relating to the Subject Securities Owned by Stockholder at a given time shall remain vested in and belong to Stockholder as of such time, and neither Parent nor Purchaser shall have any authority to exercise any power or authority to direct Stockholder in the voting of any of the Subject Securities, except as otherwise specifically provided herein.

9.15 No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

9.16 Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, (i) in the case of an amendment, by each of (x) Parent and the Purchaser, on the one hand, and (y) Stockholder, on the other hand, or (ii) in the case of a waiver, by each party against whom such waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

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Each of Parent, Purchaser and Stockholder has caused this Agreement to be executed as of the date first written above.

HORIZON THERAPEUTICS USA, INC.

By

Name

Title

TEIRIPIC MERGER SUB, INC.

By

Name

Title

STOCKHOLDER

Signature

Printed Name

Address:

Facsimile:

Company Shares Held of Record

Signature Page to Tender and Support Agreement

EXHIBIT A

SUBJECT SECURITIES